Investor Meeting March 5, 2014 Exhibit 99.1

2
Forward looking statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements.
We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found.

3
Since our last New York meeting…
Building our industrial businesses
– Continued to expand in our growth areas
Energy, Fluids, Refrigeration, Printing & ID all grew organically and through acquisition
– Anthony, Finder, KPS, Fibrelite and MS all expand product
breadth and geographic reach
–
Our business profile is more consistent and focused
with sustainable higher margins
New segment structure to capture growth opportunities
– Energy, Fluids, Refrigeration & Food Equipment,
and Engineered Systems
The next generation of Dover leadership to drive performance
– Andy Fincher, Bill Johnson and Soma Somasundaram to lead
Engineered Systems, Refrigeration & Food Equipment,
and Energy, respectively

4
…but our strengths remain unchanged
Customer intimacy
– Innovate for the customer
We win when we help our customers win
Recurring theme of delivering efficiency (energy, cost & speed)
and sustainability
– Superior customer service
On-time delivery, quality, support
Leverage our scale
Generate cash
– Free cash flow remains consistently strong
Market share leadership
– Strong focus on technology leadership and innovation
drive share gains and customer loyalty

5
Dover has several levers for value creation

GROWTH
3% - 5% organically,
complemented by
acquisition growth
MARGIN
Expand segment
margin to 19%
CASH FLOW
Generate free cash flow in
excess of 10% of revenue
Substantial growth
opportunities
Accelerated
productivity initiatives
Significant balance
sheet optionality
Mid-term targets*
*Mid-term: 2014 -2016

Energy: At a glance
Dover Energy is a leading provider of
customer driven solutions and services for
safe and efficient production and
processing of fuels worldwide, and has a
strong presence in the bearings and
compression components market.
2013PF
2013PF
Pro forma basis
81%
19%
Drilling &
Bearings &
Compression
Production
8%
11%
14%
17%
20%
23%
26%
$-
$400
$800
$1,200
$1,600
$2,000
2011 2012 2013 2014F
$ in millions
Revenue
Margin
Revenue & margin
Revenue by market
78%
7%
2%
13%
North America
Europe
China
Rest of World
Revenue by geography

7
Growth opportunities: A look forward
Energy
Continue to expand geographical presence
– Significant investments in sales, field engineering and
facilities are paying dividends….will continue in 2014
24% and 45% international growth* in 2012 and in 2013
– Increase participation in global tenders
Middle East, South America & Australia
– Seek additional industry partnership opportunities
Fill in product gaps internally and through acquisition
– Progressive cavity pumps……..others
– Remote monitoring/automation for oil and gas production
Grow core business
– Leverage plunger and gas lift technologies into international markets
– Strengthen our position in faster growing basins
– Increase OEM share in bearings and compression

*Note: Outside North America and Europe, on a pro forma basis

Engineered Systems: At a glance
Dover Engineered Systems is focused on
the design, manufacture and service of
critical equipment and components serving
the printing & identification, vehicle service,
waste handling, and select niche industrial
end-markets.
2013PF
2013PF
Pro forma basis
59%
22%
5%
14%
North America
Europe
China
Rest of World
6%
10%
14%
18%
$700
$1,400
$2,100
$2,800
2011 2012 2013 2014F
$ in millions
Revenue by geography
Revenue & margin
Revenue Margin
40%
60%
Revenue by market
Printing &
Identification
Industrial
$-

9
Growth opportunities: A look forward
Engineered Systems
Expand markets served in Printing & Identification
– Recent MS acquisition adds exposure to fast growing textile markets
Capitalize on “analog to digital” trend
Leverage ink expertise to drive additional opportunity
Extend technology to other textiles including flooring and wall coverings
– Grow North American and China presence in core markets
Make focused industrial investments
– Concentrate on after-market customer productivity solutions
Curotto Can a great example of creating value in “mature” markets
More opportunities in vehicle service markets
– Expand in high growth recycling and waste-to energy markets
Extend geographic reach
– Achieve YOY 10%+ growth outside the US
– Growing middle class consumption and higher operating costs driving automation solutions in emerging markets

Fluids: At a glance
Dover Fluids is focused on the safe
handling of critical fluids across the oil &
gas, retail fueling, chemical, hygienic and
industrial end-markets.
2013PF
2013PF
Pro forma basis
54%
19%
7%
20%
Revenue by Geography
North America
Europe
China
Rest of World
46%
54%
Revenue by Market
Pumps
Fluid Transfer
6%
10%
14%
18%
22%
$-
$400
$800
$1,200
$1,600
2011 2012 2013 2014F
$ in millions
Revenue & Margin
Revenue Margin

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Growth opportunities: A look forward
Fluids
Leverage our global footprint to accelerate growth
– Targeting 25% growth in markets outside North America and Europe in 2014
Grow presence in Middle East and China through Maag and Finder channels
Double revenue in Australia through Ebsray’s LPG and chemical pump technologies
Access new markets through recent acquisitions
– Complete “station in a box” offering worldwide with KPS and Fibrelite
– Penetrate North American plastics and oil & gas markets though European acquisitions
Develop and acquire products that provide complete solutions
– Build comprehensive offering of highly engineered pump technologies
– Innovate around automation, energy efficiency and evolving regulatory standards
– Expand hygienic pump presence

Refrigeration & Food Equipment: At a glance
Dover Refrigeration & Food Equipment
is the leading provider of energy efficient
equipment and systems serving the
commercial refrigeration and food service
industries.
2013PF
2013PF
Pro forma basis
77%
23%
Revenue by Market
Refrigeration
Food
Equipment
0%
6%
12%
18%
$-
$500
$1,000
$1,500
$2,000
2011 2012 2013 2014F
$ in millions
Revenue & Margin
Revenue Margin
70%
13%
4%
13%
Revenue by Geography
North America
Europe
China
Rest of World

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Growth opportunities: A look forward
Refrigeration & Food Equipment
Develop broader customer base
– Build share with targeted accounts
– Leverage strong customer relationships as supermarket chains expand globally
Capitalize on secular trends
– Rising energy costs and increasing government regulation are driving strong demand for energy efficient solutions
Close-the-case sales grew +15% in 2013 with strong growth expected to continue
Penetrate higher growth adjacent markets
– Large retailers shifting to smaller store formats
– C-store and “Dollar” stores expected to continue above market growth rates
Leverage new sales channel organization and synergies
– Convergence of refrigeration and food equipment in supermarket
– Extend Anthony after-market business
Acquire assets that expand technology and geography
– Build turn-key refrigeration capabilities in Brazil and Europe; Add-ons in food equipment

Margin enhancement through productivity
Global supply chain
– Program now in its 5
th
year
– Continuing to leverage the scale of Dover
Many spend categories are being reviewed again
$90 -$120 million in savings or cost avoidance expected over the next 3 years
Shared manufacturing
– Several  consolidation projects are near completion
Hill Phoenix will consolidate 4 sites in Atlanta area
~$3M of annualized savings *
More projects are on the way
Investing in Lean and Post-Merger Integration (“PMI”)
– Adding lean resources across segments
– PMI leaders driven to integrate faster with focus on near term accretion
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* Annualized savings over 3 years (2014 – 2016)
Energy will combine 5 sites in Houston
~$1M of annualized savings *

Capital allocation: Recent history
Consistently returning cash
to shareholders
Acquisition spending will
remain disciplined
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* Includes Knowles capex and acquisitions
$5.7B
$
$300
$600
$900
$1,200
$1,500
Dividends Capex* Acquisitions* Share
Repurchase
$ in millions
2011 2012 2013
2011 – 2013 Capital allocation
Capital Deployed 2011 – 2013:
12%
14%
48%
26%
Dividends
Capex*
Acquisitions*
Repurchase

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Capital allocation 2014
Strong balance sheet
– $800 million cash as of December 31, 2013 (primarily overseas)
– $400 million from Knowles
– $170 million in proceeds from DEK sale (expected mid-year)
– Strong free cash flow
We expect to raise the dividend for 59
th
consecutive year
Capex expected to be roughly $200 million
Acquisitions
– Pipeline is active
– Could close $500 million to $1 billion in deals this year
Will complete $1 billion program in Q1
– Capacity to do more; largely dependent on how pipeline develops

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Summary
2014
Organic
growth rate
Mid-term
(a)
Organic
Growth rate
Energy 4% - 5% 4% - 6%
Engineered Systems 3% - 4% 3% - 5%
Fluids 4% - 5% 4% - 6%
Refrigeration & Food
Equipment
2% - 3% 2% - 4%
Total organic 3% - 4% 3% - 5%
Acquisitions 3%
(b)
5%
Total growth 6% - 7% 8% - 10%
2014 is on track
– Early bookings trends show solid
broad-based growth
– Q1 revenue growth as expected,
sequentially in-line with Q4 2013
Mid-term growth complemented by:
– Mid-term margin expansion to 19%
driven by continuing focus on lean and
productivity initiatives
– Strong free cash flow generation in
excess of 10% of revenue
– Consistent return of cash to
shareholders

(a): 2014 – 2016
(b): Growth from completed acquisitions